UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-200629

BOATIM INC.
(Exact name of Registrant as specified in its charter)

Nevada	35-2513795
(State of incorporation)	(IRS Employer Identification No.)

7950 NW 53rd Street, Suite 337, Miami, FL 33166.

Address of Principle Executive Office

Tel: +1 (305) 239-9993

Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported):

June 10th, 2020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 10, 2020, Mr. Patrick Burkert was voted by the shareholders of the Company as Director & Chief Marketing Officer of the Company.

Mr. Burkert brings more than two decades of marketing experience to Boatim. Specialized in growth marketing, effective sales and purpose driven communications in startups, he holds a B.Sc. in Online Media from FH Furtwangen, a M.A in Digital Media from HdM Stuttgart. From his Phd-Program in Experience Design at TU Berlin with Telekom Innovation Laboratories he moved into the Tech Industry very quickly. As a serial entrepreneur he founded, amongst others, the global short-term real estate marketplace Go—PopUp, in which he oversaw a major exit in 2017. After holding different C-level, director and management positions in ventures such as Travelperk in Barcelona, he founded OGNC, an entrepreneurial consulting co-creagency for growth marketing strategies and clients like LAMY, Go—Cardless and DrSmile.

ITEM 9.01 EXHIBITS

(d) Exhibits.

10.1	Shareholders´s Resolution Appointing New Director

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10th, 2020	BOATIM INC.

	By:	/s/ Wolfgang Tippner
Wolfgang Tippner,
CEO

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